UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒ Filed by the Registrant ☐ Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Baudax bio, INC.

(Name of Registrant as Specified In Its Charter)

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490 Lapp Road
Malvern, PA 19355
2021 SPECIAL MEETING OF SHAREHOLDERS
To be Held on July 13, 2021

June 14, 2021

Dear Shareholder:

We are pleased to invite you to attend a Special Meeting of Shareholders (the “Special Meeting) of Baudax Bio, Inc. (“Baudax Bio” or the “Company”), which will be held at 9:00 a.m., Eastern Time, on July 13, 2021 for the following purposes:

•	to adopt and approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100 million to 190 million; and
•	to approve of the adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the foregoing proposal.

The Special Meeting can be accessed via the Internet at: www.virtualshareholdermeeting.com/BXRX2021.

Details regarding admission to the Special Meeting and the business to be conducted are more fully described in the accompanying Notice of 2021 Special Meeting of Shareholders (the “Notice”) and 2021 Special Meeting Proxy Statement (“Proxy Statement”).

Your vote is important. Whether or not you plan to virtually attend the Special Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.

If you have any questions with respect to voting, please call our Chief Financial Officer, Richard S. Casten, at (484) 395-2440.

Sincerely,

Alfred Altomari	Gerri Henwood
Chairman of the Board	Director, President and Chief Executive Officer

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT JUNE 14, 2021.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholders:

You are invited to attend Baudax Bio’s Special Meeting. At the Special Meeting, shareholders will vote:

•	to approve an amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100 million to 190 million; and

•	to approve adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the immediately preceding proposal.

Shareholders also will transact any other business that may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

MEETING INFORMATION

Date:	July 13, 2021
Time:	9:00 a.m. Eastern Time
Location:	Via the Internet www.virtualshareholdermeeting.com/BXRX2021
Record Date:	You can vote if you were a shareholder of record on June 2, 2021.

Your vote matters. Whether or not you plan to virtually attend the Special Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

Jillian Dilmore Corporate Secretary June 14 , 2021

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. This Proxy Statement and the proxy card are being mailed to our shareholders on or about June 14, 2021. This Proxy Statement is available to holders of our common stock at www.proxyvote.com.

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SUMMARY INFORMATION

To assist you in reviewing this meeting’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement in full.

Summary of Shareholder Voting Matters

Proposal	For More Information	Board of Directors Recommendation
Item 1: Approval of an amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100 million to 190 million	Page 6	✓ FOR
Item 2: Approval of adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the immediately preceding proposal	Page 7	✓ FOR

Notice of Special Meeting of Shareholders and Proxy Statement | iii

PROXY STATEMENT

This Proxy Statement, with the enclosed proxy card, is being mailed to shareholders of Baudax Bio in connection with the solicitation by our Board of proxies to be voted at our Special Meeting and at any postponements or adjournments thereof. The Special Meeting will be held on July 13, 2021, at 9:00 a.m., Eastern Time via the Internet at www.virtualshareholdermeeting.com/BXRX2021.

This Proxy Statement and the enclosed proxy card are first being mailed to our shareholders on or about June 14, 2021.

Notice of Special Meeting of Shareholders and Proxy Statement | iv

GENERAL INFORMATION ABOUT THE MEETING

PROXY SOLICITATION

The Company is soliciting your vote on matters that will be presented at the Special Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.

This Proxy Statement and the proxy card are being mailed to our shareholders on or about June 14, 2021. This Proxy Statement is available to holders of our common stock at www.proxyvote.com.

SHAREHOLDERS ENTITLED TO VOTE

All shareholders of record of our common stock at the close of business on June 2, 2021, or the Record Date, are entitled to receive the Notice and to vote their shares at the Special Meeting. As of that date, 84,273,222 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.

VOTING METHODS

You may vote at the Special Meeting by delivering a proxy card in person or you may cast your vote in any of the following ways:

MAIL	INTERNET	PHONE	ONLINE AT THE MEETING
Mailing your signed proxy card or voter instruction card.	Using the Internet at www.proxyvote.com.	Calling toll-free from the United States, U.S. territories and Canada to 1-800-690-6903.	You can vote at the meeting at www.virtualshareholder meeting.com/BXRX2021

HOW YOUR SHARES WILL BE VOTED

In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

•

Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on July 12, 2021.

•	Sign a new proxy card and submit it by mail, which must be received no later than July 12, 2021. Only your latest dated proxy card will be counted.

•	Virtually attend the Special Meeting at www.virtualshareholdermeeting.com/BXRX2021. Virtually attending the Special Meeting will not by itself revoke a previously granted proxy.

•	Give our Corporate Secretary written notice before or at the meeting that you want to revoke your proxy.

Notice of Special Meeting of Shareholders and Proxy Statement | 1

GENERAL INFORMATION ABOUT THE MEETING

 If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.

Deadline for Voting. The deadline for voting by telephone or Internet, other than by virtually attending the Special Meeting, is 11:59 p.m. Eastern Time on July 12, 2021. If you are a registered shareholder and virtually attend the Special Meeting, you may vote online during the Special Meeting.

BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.

The following table summarizes how abstentions are treated with respect to our proposals:

Proposal	Votes Required	Treatment of Abstentions	Broker Discretionary Voting
Item 1: Approval of an amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100 million to 190 million	Affirmative vote of the majority of outstanding shares entitled to vote	Abstentions will be treated as a vote “against” such proposal	Yes
Item 2: Approval of adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the immediately preceding proposal	Majority of the votes cast	Abstentions will not be taken into account in determining the outcome of the proposal	Yes

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GENERAL INFORMATION ABOUT THE MEETING

QUORUM

We must have a quorum to conduct business at the Special Meeting. A quorum consists of the presence at the Special Meeting either attending the meeting virtually or represented by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote. For the purpose of establishing a quorum, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered shareholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares virtually attending the Special Meeting or represented by proxy or the chairman of the meeting may adjourn the Special Meeting to another date.

PROXY SOLICITATION COSTS

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Company by mail, telephone and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We have engaged Okapi Partners LLC to assist with the solicitation of proxies for an estimated fee of up to $17,500, plus any additional expenses. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of June 2, 2021 by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each named executive officer of the Company, (c) each director of the Company, and (d) all executive officers and directors as a group.

The percentage of common stock outstanding is based on 84,273,222 shares of our common stock outstanding as of June 2, 2021. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of June 2, 2021 to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Baudax Bio, Inc., 490 Lapp Road, Malvern, PA 19355.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage
5% or Greater Shareholders
Armistice Capital Master Fund, Ltd.(1) 510 Madison Avenue, 22nd Floor New York, New York 10022	8,418,895	9.99%
Named Executive Officers and Directors
Gerri Henwood(2)	352,582	*
Ryan D. Lake(3)	218,655	*
Richard S. Casten(4)	71,250	*
Alfred Altomari(5)	85,907	*
William L. Ashton(6)	75,307	*
Arnold Baskies(7)	10,000	*
Winston J. Churchill(8)(9)	1,259,889	1.5%
Andrew Drechsler(10)	0	*
Wayne Weisman(9)(11)	1,247,689	1.5%
All executive officers and directors as a group (9 persons)(12)	2,161,697	2.6%

*	Less than 1%

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(1)

Amount of common stock beneficially owned includes 37,261,237 shares of common stock, held either outright or issuable upon the exercise of warrants, of which 19,322,071 only become exercisable if the Company amends its Articles to increase the number of authorized shares of common stock to 190 million. The warrants held by this shareholder include provisions that limit the exercise or conversion thereof, as applicable, to the extent such exercise would cause the holder, together with its affiliates and any other person acting together with it and its affiliates, to beneficially own a number of shares of common stock that would exceed 4.99% or 9.99%, as applicable, of our then outstanding common stock following such exercise, excluding for purposes of such determination shares of common stock issuable upon the exercise of the warrant that have not been exercised. The shareholder may increase or decrease its beneficial ownership limitation upon giving notice to us, which such increase or decrease will not be effective until the 61st day after the notice is delivered to us. As a consequence of this beneficial ownership conversion cap and related limitation on the conversion and exercise of the warrants, the beneficial ownership of this shareholder is limited as indicated in the table. Armistice Capital Master Fund Ltd. is an investment advisory client of Armistice Capital, LLC. Steven Boyd is the managing member of Armistice Capital, LLC and is deemed to have dispositive and voting power with respect to the shares beneficially held by Armistice Capital Master Fund Ltd.

(2)

Ms. Henwood holds (i) 279,879 shares of our common stock, which includes 20,000 shares of our common stock held by Ms. Henwood’s husband, Thomas Henwood, and (ii) stock options to purchase 72,703 shares of our common stock that may be exercised within 60 days of June 2, 2021. As spouses, Mr. and Ms. Henwood may be deemed to beneficially own the shares of our common stock that are held by the other spouse. Mr. and Ms. Henwood disclaim beneficial ownership of the shares of our common stock that are held by the other spouse.

(3)	Mr. Lake holds 69,251 shares of our common stock and stock options to purchase 149,404 shares of our common stock that may be exercised within 60 days of June 2, 2021.
(4)	Mr. Casten holds 50,000 shares of our common stock and stock options to purchase 21,250 shares of our common stock that may be exercised within 60 days of June 2, 2021.
(5)	Mr. Altomari holds 51,333 shares of our common stock and stock options to purchase 34,574 shares of our common stock that may be exercised within 60 days of June 2, 2021.
(6)	Mr. Ashton holds 40,733 shares of our common stock and stock options to purchase 34,574 shares of our common stock that may be exercised within 60 days of June 2, 2021.
(7)	Dr. Baskies holds 10,000 shares of our common stock.
(8)	Mr. Churchill holds 65,733 shares of our common stock and stock options to purchase 34,574 shares of our common stock that may be exercised within 60 days of June 2, 2021.
(9)

SCP Vitalife Partners II, L.P., or SCP Vitalife Partners, SCP Vitalife Partners (Israel) II, L.P., or SCP Vitalife Israel, SCP Vitalife II Associates, L.P., or SCP Vitalife Associates, SCP Vitalife II GP, LTD (SCP Vitalife GP), Winston J. Churchill, Jeffrey Dykan, and Wayne B. Weisman. SCP Vitalife Partners beneficially owns 869,160 shares of common stock and SCP Vitalife Israel beneficially owns 290,422 shares of common stock. As the general partner of SCP Vitalife Partners and SCP Vitalife Israel, SCP Vitalife Associates may be deemed to beneficially own 1,159,582 shares of common stock. As the general partner of SCP Vitalife Associates, SCP Vitalife GP may be deemed to beneficially own 1,159,582 shares of common stock. As directors of SCP Vitalife GP, Messrs. Churchill, Dykan and Weisman may be deemed to beneficially own 1,159,582 shares of common stock. SCP Vitalife Partners shares dispositive and voting power with respect to the 869,160 shares of common stock owned. SCP Vitalife Israel shares dispositive and voting power with respect to the 290,422 shares of common stock owned. SCP Vitalife Associates, SCP Vitalife GP, Messrs. Churchill, Dykan and Weisman have shared dispositive and voting power with respect to the aggregate 1,159,582 shares of common stock owned by SCP Vitalife Partners and SCP Vitalife Israel.

(10)	Mr. Drechsler holds 0 shares of our common stock.
(11)	Mr. Weisman holds 53,533 shares of our common stock and stock options to purchase 34,574 shares of our common stock that may be exercised within 60 days of June 2, 2021.
(12)	Includes stock options to purchase 381,653 shares of our common stock that may be exercised within 60 days of June 2, 2021.

Notice of Special Meeting of Shareholders and Proxy Statement | 5

ITEMS TO BE VOTED ON

ITEM 1: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100 MILLION TO 190 MILLION

Our Articles currently authorize the issuance of up to 100 million shares of common stock, par value $0.01 per share. As of our record date, June 2, 2021, approximately 84.3 million shares were issued and outstanding. Additionally, we have approximately 4.99 million shares reserved for issuance under the Baudax Bio, Inc 2019 Equity Incentive Plan (the “2019 Plan”). As of June 2, 2021, there are 3.4 million shares of our common stock issuable upon the exercise of stock options outstanding, 1.3 million shares of our common stock issuable upon the vesting and settlement of restricted stock units outstanding and 37.7 million shares of our common stock issuable upon the exercise of warrants outstanding, of which 27.2 only become exercisable if the Company amends its Articles to increase the number of authorized shares of common stock to 190 million. As a result, approximately 0.5 million shares of common stock remain available for future issuance. Appendix A to this Proxy Statement includes the text of the proposed amendment to the Company’s Articles. The Board believes that it is in the best interests of the Company and its shareholders to increase the number of authorized shares of common stock available for issuance to 190 million in order to provide us with greater flexibility in managing the Company and ensure the ability of the Board to respond efficiently and effectively to any corporate needs that arise.

The primary purpose of the proposed amendment to increase our authorized common stock is to provide us with flexibility of action to raise additional capital or engage in a range of investment and strategic opportunities through equity financings. Approval of the proposed amendment will enable the Board to complete equity financings and the proposed increase in authorized capital stock will allow us to take advantage of favorable market conditions and possible acquisition opportunities without the expense and delay incidental to obtaining shareholder approval of an amendment to the Articles increasing the number of authorized shares at the time of such action. We have no specific current plans, arrangements or understandings for the issuance of our authorized shares common stock, except with respect to issuances pursuant to the 2019 Plan and issuances upon exercise of our warrants that are currently exercisable or become exercisable if this Item 1 is approved.

The issuance of common stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of common stock in a public or private sale, merger or in a similar transaction would increase the number of our outstanding shares, thereby diluting the interest of a party seeking to take over the Company. The proposed amendment has not been made in response to, and is not being presented to deter, any effort to obtain control of the Company and is not being proposed as an anti-takeover measure. Existing shareholders do not have preemptive rights with respect to future issuances of common stock by us and their interest in the Company could be diluted by such issuances with respect to any of the following: earnings per share, voting, liquidation rights and book and market value.

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ITEMS TO BE VOTED ON (continued)

ITEM 2: APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE THE IMMEDIATELY PRECEDING PROPOSAL

In the event that the number of shares of common stock present virtually or represented by proxy at the Special Meeting and voting “FOR” the adoption of the proposal in Item 1 are insufficient to approve such proposal, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of such proposal. If the adjournment is for more than thirty days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the Special Meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of any such proposal.

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OTHER INFORMATION

OTHER MATTERS

The Special Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the shareholders at the Special Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Special Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF SHAREHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Shareholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2022 Annual Meeting of Shareholders, shareholder proposals must be received by us no earlier than December 8, 2021 and no later than the close of business on January 7, 2022. If we change the date of the 2022 Annual Meeting of Shareholders by more than 30 days from the anniversary of this year’s Annual Meeting, shareholder proposals must be received no later than the close of business on the tenth day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first in order to be considered for inclusion in our proxy statement. Proposals must be sent via registered, certified, or express mail (or other means that allows the shareholder to determine when the proposal was received by the Corporate Secretary) to the Corporate Secretary, Baudax Bio, Inc., 490 Lapp Road, Malvern, PA 19355. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary, and also must comply with the SEC’s regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.

Shareholders intending to present a proposal or nominate a director for election at our 2022 Annual Meeting of Shareholders without having the proposal or nomination included in our proxy statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s Annual Meeting. Accordingly, for our 2022 Annual Meeting of Shareholders, our Corporate Secretary must receive the proposal or nomination no earlier than December 8, 2021 and no later than the close of business on January 7, 2022. The proposal or nomination must contain the information required by the Bylaws, a copy of which is available upon request to our Corporate Secretary. If the shareholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.

SHAREHOLDER COMMUNICATIONS TO THE BOARD

Shareholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, Baudax Bio, Inc., 490 Lapp Road, Malvern, PA 19355. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from shareholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

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AVAILABILITY OF MATERIALS

Our 2020 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the internet at www.baudaxbio.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock, without charge, upon written request to Chief Financial Officer, Baudax Bio, Inc., 490 Lapp Road, Malvern, PA 19355. In addition, it is available to beneficial and record holders of our common stock at www.proxyvote.com.

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APPENDIX A

PROPOSED AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION

Articles of Amendment of Baudax Bio, Inc.

In compliance with the requirements of the applicable provisions (relating to articles of amendment) of the Pennsylvania Business Corporation Law of 1988, as amended, the undersigned, desiring to amend its Amended and Restated Articles of Incorporation, hereby states that:

1.	The name of the Corporation is Baudax Bio, Inc. (the “Corporation”).

2.	The address of the Corporation’s registered office in the Commonwealth of Pennsylvania is 490 Lapp Road, Malvern, Pennsylvania 19355, Chester County.

3.	The Corporation was incorporated under the Pennsylvania Business Corporation Law of 1988.

4.	The date of the Corporation’s incorporation was July 6, 2015.

5.	The amendment shall be effective upon filing these Articles of Amendment in the Pennsylvania Department of State.

6.	The amendment was adopted by the Corporation by the Board of Directors and shareholders of the Corporation under 15 Pa.C.S. §§ 1912(a) and 1914(a).

7.	The amendment adopted by the Corporation is:

RESOLVED, that the Amended and Restated Articles of Incorporation of the Corporation is hereby amended by amending and restating the first paragraph of Article IV in its entirety as follows:

“The total number of shares of capital stock which the Corporation shall have authority to issue is 200,000,000, which (i) 190,000,000 shall be designated as common stock, par value $0.01 per share (the “Common Stock”), and (ii) 10,000,000 shares shall be a class designated as undesignated preferred stock, par value $0.01 per share (the “Undesignated Preferred Stock”).”

Except as set forth in these Articles of Amendment, the Amended and Restated Articles of Incorporation remain in full force and effect.

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VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on July 12, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BXRX2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on July 12, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. BAUDAX BIO, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 D56146-Z80561  BAUDAX BIO, INC. The Board of Directors recommends you vote FOR the following proposals: For  Against  Abstain  1. Approval of an amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100 million to 190 million (the "Authorized Shares Proposal"). 2. Approval of adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the Authorized Shares Proposal. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Proxy Statement and Shareholder Letter are available at www.proxyvote.com. D56147-Z80561 BAUDAX BIO, INC. Special Meeting of Shareholders July 13, 2021 - 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Gerri Henwood and Richard Casten, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of BAUDAX BIO, INC. that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at 9:00 AM, EDT, on July 13, 2021 via www.virtualshareholdermeeting.com/BXRX2021, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side